                                                                  Exhibit 10.136

                                 PROMISSORY NOTE


$130,000,000                                                  New York, New York
                                                          As of October 12, 2001

                  FOR VALUE RECEIVED GLIMCHER LLOYD CENTER, LLC, a Delaware limited liability company, as maker, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 ("BORROWER"), hereby unconditionally promises to pay to the order of LEHMAN BROTHERS BANK FSB, a federal stock savings bank, as lender, having an address at 921 North Orange Street, Wilmington, Delaware 19801 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of ONE HUNDRED THIRTY MILLION AND NO/100 DOLLARS ($130,000,000), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement of even date herewith between Borrower and Lender (the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                            ARTICLE I: PAYMENT TERMS

                  (a) Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding in accordance with this Note and the Loan Agreement. The outstanding balance of the principal sum of this Note, all accrued and unpaid interest thereon and all other amounts due hereunder and under the Mortgage and the other Loan Documents shall be due and payable on November 10, 2004, as the same may be extended pursuant to Section 2.2.5 of the Loan Agreement or such other date which by acceleration or otherwise the principal sum of this Note becomes due and payable (the "MATURITY DATE").

                  (b) Interest on the outstanding principal balance of this Note shall accrue at a fluctuating rate (the "APPLICABLE INTEREST RATE") per annum equal to the sum of (i) the greater of (A) LIBOR or (B) three percent (3%) plus three hundred twenty five (325) basis points (3.25%), provided, however, that interest on the outstanding principal balance of this Note for the period commencing on the date of this Note through and including November 9, 2001 shall accrue at the rate of 6.25% per annum. The Applicable Interest Rate shall be determined from time to time as set forth in the Loan Agreement. Monthly installments of interest only shall be paid on each monthly Payment Date commencing on December 10, 2001 and on each subsequent monthly Payment Date up to and including the Maturity Date. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

                  (c) Interest on the outstanding principal balance of this Note shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) a daily rate based on a three hundred sixty (360) day year by (c) the outstanding principal balance.

                  (d) Each payment by Borrower under this Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately


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


available to Lender by 2:00 p.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower in accordance with the Loan Agreement. Whenever any payment under this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day succeeding such scheduled due date.

                      ARTICLE II: DEFAULT AND ACCELERATION

                  The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default. In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal balance of the Loan shall accrue interest at the Default Rate.

                          ARTICLE III: LOAN DOCUMENTS

                  This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                           ARTICLE IV: SAVINGS CLAUSE

                  Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                            ARTICLE V: NO ORAL CHANGE

                  This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.


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


                               ARTICLE VI: WAIVERS

                  Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

                              ARTICLE VII: TRANSFER

                  Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                            ARTICLE VIII: EXCULPATION

                  The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                            ARTICLE IX: GOVERNING LAW

                  (A) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM


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


THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT

                  CORPORATION SERVICE COMPANY
                  80 STATE STREET
                  ALBANY, NEW YORK 12207-2543

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR


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


SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                              ARTICLE X : NOTICES

                  All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.


                         [NO FURTHER TEXT ON THIS PAGE]


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




                  IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.


                                 GLIMCHER LLOYD CENTER, LLC
                                 a Delaware limited liability company


                                 By: Glimcher Properties Limited Partnership
                                     a Delaware limited partnership
                                     its sole member


                                     By: Glimcher Properties Corporation
                                         a Delaware corporation
                                         its sole general partner


                                         By:   /s/ George A. Schmidt
                                               ---------------------
                                              Name:  George A. Schmidt
                                              Title:    Executive Vice President

                                                                  Exhibit 10.136


                                 PROMISSORY NOTE

$14,000,000                                                  New York, New York
                                                             As of May 31, 2001

                  FOR VALUE RECEIVED LOYAL PLAZA VENTURE, L.P., a Delaware limited partnership, as maker, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 ("BORROWER"), hereby unconditionally promises to pay to the order of LEHMAN BROTHERS BANK, FSB, a federal stock savings bank, as lender, having an address at Three World Financial Center, New York, New York 10285 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Fourteen Million and 00/100 Dollars ($14,000,000), or so much thereof as may be advanced by Lender to Borrower pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (the "LOAN AGREEMENT") in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                            ARTICLE 1: PAYMENT TERMS

                  Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                      ARTICLE 2: DEFAULT AND ACCELERATION

                  The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or on the happening of any other Event of Default.

                  BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, TO APPEAR FOR BORROWER IN ANY SUCH COURT, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM OR TIME THERE OR ELSEWHERE TO BE HELD AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWER IN FAVOR OF LENDER FOR ALL SUMS DUE OR TO BECOME DUE BY BORROWER TO LENDER UNDER THIS NOTE, WITH COSTS OF SUIT AND RELEASE OF ERRORS AND WITH THE GREATER OF FIVE PERCENT (5%) OF SUCH SUMS OR $10,000 ADDED AS A REASONABLE ATTORNEY'S FEE AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. SUCH AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR.

                           ARTICLE 3: LOAN DOCUMENTS

                  This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                           ARTICLE 4: SAVINGS CLAUSE

                  Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                           ARTICLE 5: NO ORAL CHANGE

                  This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                               ARTICLE 6: WAIVERS

                  Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If

Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

                  Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note or of the Mortgage or the other Loan Documents, as well as all benefits that might accrue to Borrower by virtue of any present or future laws exempting any of the property covered by the Mortgage or the other Loan Documents or any other property, real or personal, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under execution or providing for any stay of execution, exemption from civil process or extension of time for payment, as well as the right of inquisition on any real estate that may be levied upon under a judgment obtained by virtue hereof, and Borrower hereby voluntarily condemns the same and authorizes the entry of such voluntary condemnation on any writ of execution issued thereon, and agrees that such real estate may be sold upon any such writ in whole or in part in any order desired by Lender.

                              ARTICLE 7: TRANSFER

                  Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                             ARTICLE 8: EXCULPATION

                  The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                            ARTICLE 9: GOVERNING LAW

         This Note shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

                              ARTICLE 10: NOTICES

                  All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.


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

                       ARTICLE 11: CONFESSION OF JUDGMENT

                  THE TERMS OF THIS NOTE INCLUDE A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AND HAVE BEEN NEGOTIATED AND AGREED UPON IN A COMMERCIAL CONTEXT. BORROWER HAS FULLY REVIEWED THE WARRANT OF ATTORNEY TO CONFESS JUDGMENT WITH ITS OWN COUNSEL, AND IS KNOWINGLY AND VOLUNTARILY WAIVING CERTAIN RIGHTS IT WOULD OTHERWISE POSSESS, INCLUDING, BUT NOT LIMITED TO, THE RIGHT TO ANY NOTICE OF A HEARING PRIOR TO THE ENTRY OF JUDGMENT BY LENDER PURSUANT TO THE FOREGOING WARRANT.

                         [NO FURTHER TEXT ON THIS PAGE]



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


                  IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                 LOYAL PLAZA VENTURE, L.P.,
                 a Delaware limited partnership

                          By: GLIMCHER LOYAL PLAZA, INC., a Delaware corporation, its general partner


                                   By:      /s/ George A. Schmidt
                                            --------------------------
                                            Name: George A. Schmidt
                                            Title: Executive Vice President

                                 ACKNOWLEDGMENT

STATE OF __________        )
                           )  ss.:
COUNTY OF ________         )

                  On this, the 29th day of May 2001, before me, the undersigned officer, personally appeared George A. Schmidt, who acknowledged himself to be the executive vice president of Glimcher Loyal Plaza, Inc. and that he as such executive vice president, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as executive vice president.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                         /s/ Barbara B. Howison
                                         ----------------------
                                         Notary Public

                                         My Commission Expires: 7/02/05



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